SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549



Form 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 1999


Lone Star Industries, Inc.
(Exact name of registrant as specified in its charter)


        Delaware                 1-2333            13-0982660
 (State or other jurisdiction   (Commission        (IRS Employer
       of incorporation)       File Number)      Identification No.)




300 First Stamford Place, P. O. Box 120014, Stamford, CT 06912-0014
         (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code  (203) 969-8600





ITEM 5.  OTHER EVENTS.

	At the Company's annual meeting held on May 13, 1999, its stockholders approved an amendment to the Company's certificate of incorporation increasing the authorized shares of Common
Stock from 50,000,000 to 75,000,000. A copy of the amendment is attached hereto as Exhibit A.

	Also on May 13, 1999, the Company's Board of Directors amended and restated the Company's By-laws to, among other things, change the procedures for stockholder nominations and proposals of business at annual and special meetings, establish procedures for fixing record dates for stockholder action by written consent and provide for a 66 2/3% vote for certain amendments to the By-laws by stockholders. Under the Amended and Restated By-laws, stockholder proposals for the Company's Annual Meeting to be held in the year 2000 will be considered untimely unless provided to the Company, in the manner provided in the By-laws, not later than the close of business on February 11, 2000 and not earlier than the close of business on January 14, 2000. In order for stockholder proposals to be timely for inclusion in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, such proposals must also be received by the Company not later than the close of business on November 30, 1999. A copy of the Amended and Restated By-laws is attached hereto as Exhibit B.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, Lone Star Industries, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						LONE STAR INDUSTRIES, INC.


						By: /s/ James W. Langham
							   James W. Langham
						         Vice President












Date:  May 13, 1999

							EXHIBIT A


CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION


Lone Star Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

	FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at the next annual meeting of the stockholders. The resolution setting forth the proposed amendment is as follows:

		RESOLVED, that the Board of Directors
declares it advisable and recommends to the stockholders that at the 1999 Annual Meeting of Stockholders Article FOURTH of the Restated Certificate of Incorporation of the Company be amended to be and to read as follows:

		"FOURTH:  The corporation shall have
authority to issue Seventy-Five Million
(75,000,000) shares of common stock, par value one dollar ($1.00) per share."


	SECOND: That thereafter, pursuant to resolutions of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the proposed amendment.

	THIRD: That the proposed amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

	IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by James W. Langham, its Vice
President, General Counsel and Secretary this 13th day of May,
1999.


						By:	/s/James W. Langham
							      James W. Langham
             Vice President, General
             Counsel and Secretary


							EXHIBIT B

AMENDED AND RESTATED

BY-LAWS

OF

LONE STAR INDUSTRIES, INC.




ARTICLE I

Offices.

	Section 1. Principal Office. The principal office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and its resident agent shall be The Corporation Trust Company.

         Section 2. Other Offices. The Corporation may have offices at any other place or places, as from time to time the Board of Directors may determine or the business of the Corporation may require.


ARTICLE II.

Meetings of Stockholders.

	Section 1. Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held on such date as may be fixed by the Board of Directors and specified in the notice thereof.

	Section 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board or by the Board of Directors. At any such special meeting of the stockholders, only such business shall be conducted as shall have been specified in the notice of meeting (or any supplement thereto).

	Section 3. Place of Meeting. Each meeting of stockholders of the Corporation shall be held at the place, within or without the State of Delaware, and at the hour specified in the notice or waiver of notice of the meeting.

	Section 4. Notice of Meetings. Except as otherwise provided by law, notice of each meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting, not less than ten nor more than sixty days before the day on which the meeting is to be held. Notice may be given by delivering a written or printed notice thereof to a stockholder personally, or by mailing such notice in a postage prepaid envelope addressed to a stockholder at his or address appearing in the records of the Corporation or by transmitting notice thereof to a stockholder at such address by telegraph, cable, wireless or other legally permitted form of communication. Except where expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Notice of any meeting of stockholders shall not be required to be given to any stockholder who attends such meeting in person or by proxy without protesting at the beginning of the meeting that the meeting is not lawfully called or convened or who in person or by attorney duly authorized to do so waives such notice in writing or by telegraph, cable, wireless or other legally permitted form of communication, either before or after such meeting. Notice of any adjourned meeting of the stockholders shall not be required to be given, except where expressly required by law.

	Section 5. Quorum. At each meeting of the stockholders, except where other provision is made by law, presence in person or by proxy of the holders of a majority of the issued and outstanding stock of the Corporation entitled to vote at the meeting constitutes a quorum for the transaction of business.
In the absence of a quorum, a majority in voting interest of the stockholders of the Corporation present in person or by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. No notice of an adjourned meeting need be given if the time and place are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 30 days or a new record date is fixed for the meeting.

	Section 6. Organization. At each meeting of the stockholders, the Chairman of the Board, or if he or she is absent, such person as may be designated by the Board of Directors, or if such person is absent, another officer of the Corporation chosen as chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting, or if all the officers of the Corporation are absent, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside at it. The Secretary, or if he or she is absent from such meeting or is required pursuant to the provisions of this Section 6 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary is present at the meeting) whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes of it.

	Section 7. Conduct of Meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following (i) the establishment of an agenda or order of business for the meeting; (ii) rules, regulations and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

	Section 8. Voting. Except as otherwise provided by applicable law or in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him or her and registered in his or her name on the books of the Corporation on the date fixed pursuant to the provisions of Section 7 of Article VII of these By-laws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Each stockholder entitled to vote shall be entitled to vote in person or by proxy; however, no proxy shall be voted or acted upon after three (3) years from its date, unless the proxy shall provide for a longer period. At all meetings of the stockholders all matters, except where other provision is made by law, by the Certificate of Incorporation of the Corporation, by these By-laws or by the rules or regulations of any stock exchange applicable to the Corporation, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote, as long as a quorum is present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting, the vote on any questions need not be by ballot. Upon a demand of any stockholder for a vote by ballot on any question or at the direction of the chairman that a vote by ballot be taken on any question, such vote shall be taken. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his or her proxy, if there be such proxy, and shall state the number of shares voted.

	Section 9. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or her or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole meeting, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

	Section 10. Inspectors of Votes. At each meeting of the stockholders the chairman of such meeting may appoint two Inspectors of Votes to act at it. Each appointed Inspector of Votes shall first subscribe to an oath or affirmation faithfully to execute the duties of an Inspector of Votes at the meeting with strict impartiality and according to the best of his or her ability. The Inspector of Votes, if any, shall take charge of the ballots at the meeting and after the balloting on any question shall count the ballots cast and shall make a report in writing to the secretary of the meeting of the results of the vote. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his or her election to any position within the Corporation or any other question in which he or she may be directly interested.

	Section 11.  Notice of Stockholder Business and Nominations.
    	(A)	Annual Meetings of Stockholders.  (1) Nominations of
persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of the stockholders only (a)
pursuant to the Corporation's notice of meeting (or any
supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 11 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 11.
	(2)	For nominations or other business to be properly
brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 11, the
stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action.  To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the
Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation).  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as
described above.  Such stockholder's notice shall set forth:  (a)
as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the
Securities Exchange Act of 1934, as amended (the "Exchange Act")
and Rule 14a-11 thereunder (and such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any
material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;
and (c) as to the stockholder giving the notice and the
beneficial owner, if any, on whose behalf the nomination or
proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a
representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business and nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
	(3)	Notwithstanding anything in the second sentence of
paragraph (A)(2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of
Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year's
annual meeting, a stockholder's notice required by this Section
11 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be
delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.
    	(B) Special Meeting of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the
Corporation's notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special
meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the
Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this
Section 11 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 11.
In the event the Corporation calls a special meeting of
stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of
Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a
special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.
    	(C)	General.  (1) Only such persons who are nominated in
accordance with the procedures set forth in this Section 11 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 11. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 11 (including whether the stockholder or
beneficial owner, if any, on whose behalf the nomination or
proposal is made solicited (or is part of a group which is
solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause
(A)(2)(c)(iv) of this Section 11) and (b) if any proposed
nomination or business was not made or proposed in compliance with this Section 11, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.
	(2)	For purposes of this Section 11, "public announcement"
shall mean disclosure in a press release reported by the Dow
Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
	(3)	Notwithstanding the foregoing provisions of this
Section 11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section
11. Nothing in this Section 11 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of Preferred
Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.


ARTICLE III.

Board of Directors.

	Section 1. General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

	Section 2. Number, Qualification and Term of Office. Subject to the requirements of the laws of the State of Delaware and of the Certificate of Incorporation of the Corporation, the number of directors, which shall be not less than three nor more than nine directors, shall be determined from time to time by the Board of Directors of the Corporation. Directors need not be stockholders. Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. At each Annual Meeting of Stockholders, successors to the class of directors whose terms expire at that Annual Meeting shall be elected for a three year term. If the number of directors is changed, an increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the Annual Meeting of Stockholders for the year in which his or her term expires and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

	Section 3. Election of Directors. At each meeting of the stockholders for the election of directors, the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

	Section 4. Resignations. Any director may resign at any time by giving written notice of resignation to the Corporation. The resignation shall take effect at the time specified, or, if the time when it becomes effective is not specified, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified in the resignation, acceptance is not necessary to make it effective.

	Section 5. Removal of Directors. Any vacancy in the Board of Directors caused by the removal of a director shall only be filled by the Board of Directors as provided in Section 6 of this Article III. The term of a director elected to fill a vacancy caused by the removal of a director shall expire at the same time as the term of the other directors of the class in which the vacancy occurred.

	Section 6. Vacancies, etc. If there is a vacancy in the Board of Directors caused by the death, resignation, disqualification or removal of a director, or by an increase in the number of directors, the vacancy shall only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The term of any director so elected by the Board of Directors shall expire at the same time as the term of the other directors of the class for which the new directorship is created or in which the vacancy occurred.

	Section 7. Place of Meeting, etc. The Board of Directors may hold its meeting at any place within or without the State of Delaware as it may determine.

	Section 8. Organization Meeting. After each annual meeting of stockholders at which directors are elected, and on the same day, the Board of Directors shall meet for the purpose of organization and the transaction of other business at the place where the annual meeting of the stockholders is held. Notice of the meeting need not be given. The meeting may be held at any other time or place designated in a notice given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice of meeting signed by all the directors.

	Section 9. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times as the Board of Directors shall determine. If the day fixed for the regular meeting is a legal holiday where the meeting is to be held, then the meeting shall be held at the same hour on the next succeeding business day. Except as otherwise provided by law, notices of regular meetings need not be given.

	Section 10. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Secretary, or a majority of the directors in office. Notice of each such meeting shall be mailed, addressed to each director at the director's residence or usual place of business, at least two (2) days before the day on which such meeting is to be held or shall be sent to the director at the director's residence or usual place of business by telegraph, cable, wireless or other legally permitted form of communication (including, without limitation, by personal delivery or by telephone) not later than the day before the day on which the special meeting is to be held. Each notice shall state the time and place of the meeting but need not state the purpose thereof, except as otherwise herein expressly provided. Notice of any meeting of the Board of Directors need not, however, be given to any director, if the director waives notice before or after the meeting in writing or by telegraph, cable, wireless or other legally permitted form of communication (including, without limitation, by personal delivery or telephone), or if the director is present at such meeting except if the director attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

	Section 11. Quorum and Manner of Acting. Except as otherwise provided by statute or by these By-laws, one-third of the total number of directors constituting the whole Board (but not less than two) shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Members of the Board of Directors, or any committee designated by the Board may participate in a meeting of the Board or such committee by means of conference telephone or other similar communications equipment by means of which all persons participating can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. In the absence of a quorum, a majority of the directors present may adjourn any meeting until a quorum is present. Notice of any adjourned meeting need not be given.

	Section 12. Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

	Section 13. Remuneration. Unless otherwise expressly provided by resolution adopted by the Board of Directors, none of the directors shall, as such, receive any stated remuneration for his or her service; but the Board of Directors may at any time or from time to time by resolution provide that consideration shall be paid to any director of the Corporation, either as his or her annual remuneration as such director or member of any committee of the Board of Directors and may, in addition, provide for remuneration for his or her attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also provide that the Corporation shall reimburse each director for any expenses paid by him or her on account of his or her attendance at any meeting. Nothing in this Section shall be construed to preclude any director from serving the Corporation or its affiliates in any other capacity and receiving remuneration therefor.


ARTICLE IV.

Committees.

	Section 1. Standing Committees; How Constituted and Powers. The Board of Directors, in its discretion, may designate an Executive Committee, an Audit Committee and a Compensation Committee, consisting of two or more of the Directors. The members of all Committees shall serve at the pleasure of the Board and may be removed at any time, with or without cause.

	Section 2.
	(a)	The Executive Committee.  Except as provided in this
Section 2(a) below or pursuant to applicable law, the Executive Committee shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Executive Committee shall have the power and authority to declare a dividend and authorize the issuance of stock. The Executive Committee shall not have the power (1) to fill vacancies on the Board of Directors or the Executive Committee; or (2) to make or amend or repeal By-laws of the Corporation; or (3) to change the dividend policy of the Corporation to increase, decrease, or omit any dividend; or (4) to remove or appoint any officer or director of the Corporation; or (5) to approve, adopt or recommend to the stockholders, any action or matter expressly required by law to be submitted to the stockholders for approval including, without limitation, any amendment to the Certificate of Incorporation; or (6) to recommend to the stockholders the sale, lease or exchange of all, or substantially all, of the Corporation's property and assets; or (7) to approve any acquisition involving more than $10,000,000 in assets or sales or purchase price; or (8) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (9) to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.
	(b)	The Audit Committee.  The Audit Committee shall (i)
recommend the principal auditors of the Corporation; (2) consult with the principal auditors with regard to the plan of audit;
(3) review the report of the audit and the accompanying management letter; (4) consult with the principal auditors with regard to the adequacy of internal controls; (5) consult with the Corporation's internal auditors on the above matters, and
(6) have such other duties and responsibilities as may be delegated to it from time to time.
	(c)  The Compensation Committee.  The Compensation
Committee shall approve and recommend to the Board of Directors
(1) compensation agreements for officers and directors; (2) the adoption of any compensation plans in which officers and directors are eligible to participate; and (3) the granting of stock options or any benefits to officers and directors under any such plans; and shall have such other duties and responsibilities as may be delegated to it from time to time.
In connection with the Corporation's stock option plans, the Compensation Committee shall have the power to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of such plans. The Compensation Committee shall have the authority to determine the persons to whom, and the time or times at which, options may be granted, the number of shares to be subject to each, the price at which the shares subject thereto may be purchased, the period of each option and other terms and conditions thereof.

	Section 3. Organization, etc. The Chairman of a Standing Committee, selected by the members of the Board of Directors, shall act as chairman at all the meetings of the Standing Committee and the Secretary shall act as secretary thereof. In case the Chairman of a Standing Committee or the Secretary is absent from any meeting of a committee, the Committee may appoint a chairman or secretary, as the case may be, of the meeting.

	Section 4. Meetings. Regular meetings of the Standing Committees (of which no notice shall be necessary) may be held on any day and at any place, fixed by a resolution adopted by a majority of the Committee or of the Board and communicated to all the Committee's members. Special meetings of a Committee shall be held whenever called by the Chairman of a Standing Committee, the Chairman of the Board, the Secretary, or a majority of the members of a Standing Committee then in office. Notice of each special meeting of a Committee shall be given by mail, telegraph, cable, wireless or other legally permitted form of communication (including, without limitation, by personal delivery or by telephone) to each member of the Committee no later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Committee, however, if waived by the member in writing or by telegraph, cable, wireless or other legally permitted form of communication (including, without limitation, by personal delivery or by telephone) or if he or she shall be present at such meeting except if the director attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Subject to the provisions of this Article IV, a Committee, by resolution adopted by a majority of the whole Committee, may fix its own rules or procedures, and it shall keep a record of its procedures and report them to the Board of Directors at its next regular meeting after such procedures shall have been fixed.
All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that third parties shall not be prejudiced by any such revisions or alterations.

	Section 5. Quorum and Manner of Acting. A majority of a Standing Committee shall constitute a quorum for the transaction of business, and, except as otherwise provided in these By-laws, the act of the majority of those present at a meeting thereof at which a quorum is present shall be the act of a Committee.

	Section 6. Other Committees. The Board of Directors may designate other Committees, each Committee to consist of two or more members. Except as otherwise provided by law, the Committees shall have and may exercise, to the extent provided by the resolution, the powers of the Board in the management of the business and affairs of the Corporation, and have the power to authorize the seal of the Corporation to be affixed to all papers which require it. The Committees shall have the names determined by the Board. Members of the Committees may participate in meetings by conference call, or similar means as set forth in Section 11 of Article III.

	Section 7. Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of a Standing or other Committee may be taken without a meeting if all members of the Committee consent in writing. The writing must then be filed with the minutes of the proceedings of the Committee.

	Section 8. Reports. Each Committee shall report all action taken by such Committee to the Board at its next meeting.

	Section 9. Other. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.


ARTICLE V.

Officers.

	Section 1. Number. The officers of the corporation shall be a Chairman of the Board; a President; one or more Vice
Presidents, any of whom may be designated as Senior Vice
Presidents or Executive Vice Presidents; a Secretary; a
Treasurer; a Controller and any other officers appointed pursuant to Section 3 of this Article V. Any two or more offices, except those of President and Secretary, may be held by the same person.

	Section 2. Election, Term of Office and Qualifications. The officers shall be elected annually by the Board of Directors, and, except in the case of officers appointed in accordance with the provisions of Section 3 of this Article V, each shall hold office until the next annual election of officers and until his or her successor has been duly elected and qualified, or until his or her death, or until he or she shall resign or be removed.

	Section 3. Other Officers. The Corporation may have any other officers and agents deemed necessary by the Board of Directors. The other officers and agents shall be appointed in the manner, have the duties and hold their offices for the terms determined by the Board of Directors. The Board of Directors may delegate to any principal officer the power to appoint or remove any other officers or agents.

	Section 4. Resignations. Any officer may resign at any time by giving written notice of resignation to the Corporation. The resignation shall take effect at the time specified or, if the time when it becomes effective is not specified, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified in the notice of resignation, the acceptance of such is not necessary to make it effective.

	Section 5. Removal. Any officer may be removed, with or without cause, by a vote of a majority of the whole Board of Directors at a regular meeting or a special meeting called for the purpose.

	Section 6. Vacancies. A vacancy in any office because of death, resignation, removal or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for election or appointment to such office.

	Section 7. The Chairman of the Board. The Chairman of the Board (who shall be a Director) shall preside at all meetings of the Board of Directors and the stockholders. The Chairman of the Board shall perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these By-laws or by the Board of Directors. In the absence of the President, the Chairman shall perform all of the duties and exercise all powers of the President and Chief Executive Officer.

	Section 8. The President. The President, subject to the general control of the Board, shall be the Chief Executive Officer of the Corporation. The President shall supervise generally the affairs of the Corporation and shall have all powers and perform all duties incident to the officer of a president and chief executive officer of a corporation and as provided in these By-laws. The President shall exercise such other powers and perform such other duties as may be assigned to him or her by the Board of Directors.

	Section 9. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. The Executive Vice Presidents, Senior Vice Presidents and Vice Presidents shall perform such duties and exercise such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board and the President and Chief Executive Officer.

	Section 10. The Secretary and the Assistant Secretaries. The Secretary shall (1) record or cause to be recorded in books kept for the purpose, the minutes of the meetings of the stockholders, the Board of Directors, the Standing Committees, and all other committees of the Board of Directors, if any; (2) see that all notices are duly given in accordance with the provisions of these By-laws and as required by law; (3) be custodian of all corporate records (other than financial) and of the seal of the Corporation and shall have the power to cause the seal to be affixed to all documents which are duly authorized to be executed on behalf of the Corporation; (4) keep the list of stockholders including the address of each stockholder, and make all proper changes in the list; (5) see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and (6) in general, perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the Chairman of the Board or the President.
	At the request of the Secretary, or in his or her absence or disability, any Assistant Secretary shall perform any of the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Except where by law the signature of the Secretary is required, each of the Assistant Secretaries shall possess the same power as the Secretary to sign certificates, contracts, obligations and other instruments of the Corporation, and to affix the seal of the Corporation to such instruments, and attest to them.

	Section 11. The Treasurer and the Assistant Treasurers. The Treasurer shall (1) have charge and custody of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in the banks, trust companies or other depositaries selected in accordance with the provisions of these By-laws, (2) render to the Board of Directors, whenever the Board may require him or her so to do, and shall present at the annual meeting of the stockholders, if called upon so to do by the Board of Directors, a report of all his or her transactions as Treasurer and (3) in general, perform all duties incident to the office of Treasurer and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the Chairman of the Board or the President.
	If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.
	At the request of the Treasurer, or in his or her absence or disability, any Assistant Treasurer may perform any of the duties of the Treasurer and, when so acting, shall have all the power of, and be subject to all the restrictions upon, the Treasurer. Except where by law the signature of the Treasurer is required, each of the Assistant Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Corporation.

	Section 12. The Controller. The Controller shall be the chief accounting officer of the Corporation, and as such shall be in charge of all internal audits and accounting procedures and records. The Controller shall render to the Board of Directors, whenever he or she deems it appropriate or whenever the Board may require him or her so to do, appropriate financial or other reports as to the Corporation.

	Section 13. Salaries. The salaries of the Chairman of the Board, the Chief Executive Officer and the President shall be fixed from time to time by the Board of Directors. The salaries of the other officers shall be fixed from time to time by the Chief Executive Officer after consultation with the Compensation Committee. The salaries of any officers appointed by a principal officer pursuant to Section 3 of this Article V shall be fixed from time to time by the principal officer appointing such officers. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.


ARTICLE VI.

Contracts, Checks, Loans and Deposits.

	Section 1. Contracts, Checks, etc. All contracts and agreements authorized by the Board of Directors, and all checks, drafts, bills of exchange or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by the officer(s) or agent(s) designated by the Board of Directors. The designation may be general or confined to specific instances.

	Section 2.  Proxies in Respect of Securities of Other
Corporations. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President or a Vice President may appoint an attorney(s) or agent(s) to exercise in the name and on behalf of the Corporation the powers and rights of the Corporation as the holder of stock or other securities in any other corporation, to vote or to consent in respect of such stock or other securities.
The Chairman of the Board, the President or a Vice President may instruct the person(s) so appointed as to the manner of exercising such powers and rights and the Chairman or the Board, the President or a Vice President may execute all such written proxies, powers of attorney or other written instruments as he or she may deem necessary for the Corporation to exercise such powers and rights.


ARTICLE VII.

Certificates of Stock, Books and Records.

	Section 1. Form, Signature. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the Chairman of the Board, the President, a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary; provided, however, that any signature on the certificate may be a facsimile. If any officer of the Corporation who has signed, or whose facsimile signature has been placed upon such certificate, ceases to be such before such certificate has been issued, the certificate may nevertheless be issued by the Corporation with the same effect as though such person were such officer at the date of issuance.

	Section 2. Transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by attorney lawfully constituted in writing, and upon surrender of the certificate therefor.

	Section 3. Record Owner. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact and accordingly shall not be bound to recognize any equitable or other claim to or interest in the share on the part of any other person, whether or not the Corporation has express or other notice of it, except as expressly provided by the laws of Delaware.

	Section 4. Lost Certificates. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or affirmation of that fact in form satisfactory to the Corporation and shall if the officers so require give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the officers, in an amount which in the sole discretion of the officers is sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction, or the issuance of a new certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost, stolen or destroyed.

	Section 5. Books and Records. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board of Directors may determine.

	Section 6. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the identity of the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for any other purpose, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days not less than ten (10) days before the date of such meeting, nor more than (60) days prior to any other action. If, in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders, a record date is not fixed, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board of Directors shall adopt the resolution. Notwithstanding anything herein to the contrary, the record date for determining stockholders of the Corporation entitled to express consent to corporate action without a meeting shall be fixed as described in Article XIII of the By-laws. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


ARTICLE VIII.

Dividends.

	Subject to the provisions of law and of the Certificate of Incorporation, the Board of Directors, at any regular or special meeting, may declare and pay dividends upon a share of stock either (a) out of its surplus as defined in and computed in accordance with the provisions of law or (b) in case it shall not have any such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.
	Before payment of any dividend or making any distribution of profits, the Board of Directors in its sole discretion may set aside out of the surplus or net profits of the Corporation a sum as a reserve fund to meet contingencies or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose the directors think conducive to the interests of the Corporation.


ARTICLE IX.

Seal.

	The corporate seal shall bear the name of the Corporation, the year in which the Corporation was incorporated (1968) and the words "CORPORATE SEAL - DELAWARE."


ARTICLE X.

Fiscal Year.

	The fiscal year of the Corporation shall end on the thirty-first day of December in each year.


ARTICLE XI.

Indemnification.

	Section 1. Action, etc. Other than by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she, or a person of whom he or she was or is the legal representative, is or was a director, officer, employee, agent or member of a management committee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or member of a management committee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all charges, expenses (including attorneys' fees), judgments, liabilities, ERISA excise taxes, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful.

	Section 2. Actions, etc. by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to any right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

	Section 3. Determination of Right to Indemnification. Any indemnification under Section 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2 of this Article. This determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who were not parties to such action, suit or proceeding even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

	Section 4. Right to Indemnification. Notwithstanding the other provisions of this Article, to the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
1 or 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

	Section 5.  Prepaid Expenses.  Expenses (including
attorneys' fees) incurred by a present or former officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking, to the extent required by applicable law, by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

	Section 6. Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any By-laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

	Section 7. Continuation of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

	Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against the liability under the provisions of this Article.

	Section 9. Expenses as a Witness. To the extent any director, officer, employee, member of a management committee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

	Section 10.	Other.  (a) Notwithstanding anything in this
Article to the contrary, except as otherwise provided in Section 10(b), the Corporation shall be required to indemnify a person pursuant to the terms of this Article in connection with an action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by the person was authorized by the Board of Directors.
	(b) If a claim for indemnification or advancement of expenses under this Article is not paid in full within thirty days after a written claim therefor by a person described in Sections 1, 2, 5 or 9, as the case may be, of this Article has been received by the Corporation, such person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the person is not entitled to the requested indemnification or advancement of expenses under applicable law.


ARTICLE XIII.

Consent to Corporation Action.

	Section 1.	Record Date for Action by Written Consent.
In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 1). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 1 or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

	Section 2.	Inspectors of Written Consent.  In the event
of the delivery, in the manner provided by Section 1 of this
Article XIII, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 1 of this Article XIII represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 2 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

	Section 3.	Effectiveness of Written Consent.  Every
written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 1 of this Article XIII, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 1 of this
Article XIII.


ARTICLE XIV.

Amendments.

	All By-laws of the Corporation shall be subject to alteration or repeal, and new By-laws may be made, by the stockholders at any annual or special meeting, or, except as otherwise provided by the Certificate of Incorporation, these By-laws or by law, by the affirmative vote of a majority of the directors then in office given at any regular or special meeting of the Board of Directors; provided, however, that any alteration or repeal of any provision of Section 2, 5 or 11 of
Article II; Section 2, 5, 6 or 11 of Article III; Article XI; or
Article XII of these By-laws or of this Article XIV, and any new By-law that has the effect of altering, repealing or modifying any such provision, made by the stockholders shall require the affirmative vote of at least 66 2/3% of the voting power of the outstanding capital stock of the Corporation entitled to vote for the election of directors generally.